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            Form 5500-C/R                                Return/Report of Employee Benefit Plan                   OMB
Nos. 1210-0016
      Department of the Treasury                           (With fewer than 100 participants)
 1210-0089
       Internal Revenue Service        This form is required to be filed under sections 104 and 4065 of the Employee
              ----------                     Retirement Income Security Act of 1974 and sections 6039D, 6047(e),
-------------------
          Department of Labor                        6057(b), and 6058(a) of the Internal Revenue Code.
1998
Pension and Welfare Benefits Administration                    See separate instructions.
-------------------
              ----------                                                                                         This
Form is Open
    Pension Benefit Guaranty Corporation                                                                       to Public
Inspection.
------------------------------------------------------------------------------------------------------------------------
------------
For the calendar plan year 1998 or fiscal plan year beginning                    , 1998    and ending
  ,19
------------------------------------------------------------------------------------------------------------------------
------------
    If A(1) through A(4), B, C, and/or D do not apply to this year's return/report       For IRS Use Only
    leave the boxes unmarked.                                                            EP-ID
    You must check either box A(5) or A(6), whichever is applicable. See instructions.
-------------------------------------------
A   This return/report is:                                                               (5) Form 5500-C filer check
here. . . . [_]
    (1) [_] the first return/report filed for the plan;                                      (Complete only pages 1 and
3 through 6)
    (2) [_] an amended return/report                                                         (Code section 6039D filers
see
    (3) [_] the final return/report filed for the plan; or                                   instructions on page 5.)
    (4) [_] a short plan year return/report (less than 12 months).                       (6) Form 5500-R filer check
here. . . . [X]
                                                                                             (Complete only pages 1 and
2. Detach
                                                                                             pages 3 through 6 before
filing.) If
                                                                                             you checked box (1) or (3),
you must
                                                                                             file a Form 5500-C. (See
page 5 of the
                                                                                             instructions.)
B   Check here if any information reported in 1a, 2a, 2b, or 5a changed since the last return/report for this plan . . .
 .  . [_]
C   If your plan year changed since the last return/report, check here. . . . . . . . . . . . . . . . . . . . . . . . .
 . . . [_]
D   If you filed for an extension of time to file this return/report, check here and attach a copy of the approved extension. [_]
------------------------------------------------------------------------------------------------------------------------
--------
1a  Name and address of plan sponsor (employer, if for a single-employer plan)               1b Employer identification
number (EIN)
    (Address should include room or suite no.)                                                  47-0130810

---------------------------------------
                                                                                             1c Sponsor's telephone
number
    Commercial Federal Bank                                                                     (402) 390-5246
    2120 S. 72nd St., TWR 14
---------------------------------------
    Omaha, NE  68124                                                                         1d Business code (see
instructions,
                                                                                                page 18)
                                                                                                522110

---------------------------------------
                                                                                             1e CUSIP issuer number
                                                                                                201647
------------------------------------------------------------------------------------------------------------------------
--------
 2a Name and address of plan administrator (if same as plan sponsor, enter "Same")           2b Administrator's EIN

               SAME
---------------------------------------
                                                                                        2c Administrator's
telephone number

------------------------------------------------------------------------------------------------------------------------
---------
3  If the name, address, and EIN of the plan sponsor or plan administrator has changed since the last return/report filed for
   this plan, enter the information from the last return/report on lines 3a and/or 3b and complete line 3c.
 a  Sponsor ________________________________________________ EIN _________________ Plan number ________________
 b  Administrator ________________________________ EIN ____________________________________________
 c  If line 3a indicates a change in the sponsor's name, address, and EIN, is this a change in sponsorship only? (See line 3c on
    page 8 of the instructions for the definition of sponsorship.) Enter "Yes" or "No."
------------------------------------------------------------------------------------------------------------------------
------------
4   ENTITY CODE. (If not shown, enter the applicable code from page 8 of the instructions.)     B
------------------------------------------------------------------------------------------------------------------------
-----------
5a  Name of plan Railroad Savings Bank, F.S.B. 401(k) Savings and Profit Sharing Plan         5b Effective date of plan
                 --------------------------------------------------------------------            (mo., day, yr.)
                                                                                                01/01/1991
    ---------------------------------------------------------------------------------
---------------------------------------
                                                                                              5c Three-digit
    All filers must complete 6a through 6d, as applicable.                                      plan number  004
6a  [_] Welfare benefit plan          6b [X] Pension benefit plan
---------------------------------------
    (Enter the applicable codes from page 9 of the information in the boxes.)       ]       [2] [_] [_] [_] [_] [_] [_]
[_]
    in the boxes.)                                                                   ]       [_] [_] [_] [_] [_] [_] [_]
[_]

6c  Pension plan features. (Enter the applicable pension plan feature codes from page 9 of
    instruction in the boxes.)                                                               [C] [G] [_] [_] [_] [_] [_]
[_]

6d  [_] Fringe benefit plan. Attach Schedule F (Form 5500). See instructions.
------------------------------------------------------------------------------------------------------------------------
------------
Caution: A penalty for the late or incomplete filing of this return/report will be assessed unless reasonable cause is established.
------------------------------------------------------------------------------------------------------------------------
------------
Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report,
including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

Signature of employer/plan sponsor                                                                         Date
                                   --------------------------------------------------------------
----------------------------
Type or print name of individual above

----------------------------------------------------------------
Signature of plan administrator _____________________________________________________ Date _________________________
Type or print name of individual signing above
------------------------------------------------------------------------------------------------------------------------
------------
For Paperwork Reduction Act Notice, see the instructions for Form 5500-C/R                                        Form
5500-C/R (1998)

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
Form 5500-C/R (1998)  Form 5500-R filers, complete pages 1 and 2 only.  Form 5500-C filers, complete page
1, Page 2
                      skip page 2, and complete pages 3 through 6.
---------------------------------------------------------------------------------------------------------
-----------
6e Check investment arrangement(s):
   (1) [_] Master trust      (2) [_] Common/Collective trust      (3) [_] Pooled separate account
---------------------------------------------------------------------------------------------------------
-----------
7a Total participants: (1) At the beginning of plan year          90            (2) At the end of plan
year       80

 b Enter number of participants with account balances at the end of the plan year (defined benefit plans do not
   complete this item)        80

 c (1) Were any participants in the pension benefit plan separated from service with a deferred vested benefit for which a Schedule SSA (Form 5500) is required to be attached? (see instructions)7c(1) (X)Yes (_)No

   (2) If "Yes," enter the number of separated participants required to be reported        4

---------------------------------------------------------------------------------------------------------
-----------
8a Was this plan terminated during this plan year or any prior plan year? If "Yes," enter the year8a (_)Yes (X)No

 b Were all the plan assets either distributed to participants or beneficiaries, transferred to another plan, or brought under the control of PBGC? . . . . 8b (_)Yes (_)No

 c If line 8a is "yes" and the plan is covered by PBGC, is the plan continuing to file PBGC Form 1 and pay premiums until the end of the plan year in which assets are distributed or brought under the control of PBGC?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
8c (_)Yes (_)No
---------------------------------------------------------------------------------------------------------
----------
9 Is this a plan established or maintained pursuant to one or more collective bargaining agreements?.  9
(_)Yes(X)No
---------------------------------------------------------------------------------------------------------
----------
10  If any benefits are provided by an insurance company, insurance service, or similar organization, enter the number of Schedules A (Form 5500), Insurance Information, that are attached.
    If none, enter - 0 -.          - 0 -
---------------------------------------------------------------------------------------------------------
----------
11a (1) Were any plan amendments adopted during this plan year?11a(1) (_)Yes (X)No

    (2) Enter the date the most recent amendment was adopted    Month 03  Day 18  Year 94

  b If line 11a is "Yes," did any amendment result in a retroactive reduction of accrued benefits for any participant? . . . . . . . . . . . . . . . . . . . . . . . 11b ___

  c If line 11a is "Yes," did any amendment change the information contained in the latest summary plan description
    or summary description of modifications available at the time of the amendment?11c ___

  d If line 11c is "Yes," has a summary plan description or summary description of modifications that reflects the
    plan amendments referred to on line 11c been both furnished to participants? (see instructions)11d ___
---------------------------------------------------------------------------------------------------------
-----------
12a If this is a pension benefit plan subject to the minimum funding standards, has the plan experienced a funding
    deficiency for this plan year?  (see instructions)12a (_)Yes (X)No

  b If line 12a is "Yes," have you filed Form 5330 to pay the excise tax?12b (_)Yes (_)No

  c Is the plan administrator making an election under section 412(c)(8) for an amendment adopted after the end of the plan year?  (see instructions). . .12c (_)Yes (X)No

  d If a change in the actuarial funding method was made for the plan year pursuant to a Revenue
Procedure
    providing automatic approval for the change, indicate whether the plan sponsor/administrator agrees to
    the change . . . . . . . . . . . . . . . . . . . .12d (_)Yes (_)No
---------------------------------------------------------------------------------------------------------
----------
13a Total plan assets as of the beginning  2,891,239     and end    2,306,424      of the plan year

  b Total liabilities as of the beginning          0     and end            0      of the plan year

  c Net assets as of the beginning         2,891,239     and end    2,306,424      of the plan year
---------------------------------------------------------------------------------------------------------
----------
14  For this plan year, enter:  a  Plan income   (429,837)                         d  Plan contributions
         0
                      b  Expenses       154,978                          e  Total benefits paid
   145,465
                                c  Net income (loss)(subtract 14b from 14a) (584,815)
---------------------------------------------------------------------------------------------------------
----------
15  You may NOT use N/A in response to lines 15a through 15o.  If you check "Yes," you must enter a dollar amount
    in the amount column.  During this plan year:

  a Was this plan covered by a fidelity bond?15a (X)Yes (_)No 500,000Amount

  b If line 15a is "Yes," enter the name of the surety company    Insurance Mgmt Association, Inc.

  c Was there any loss to the plan, whether or not reimbursed, caused by fraud or dishonesty?15c (_)Yes (X)No

  d Was there any sale, exchange, or lease of any property between the plan and the employer, any fiduciary, any of
    the five most highly paid employees of the employer, any owner of a 10% or more interest in the employer, or
    relatives of any such persons? . . . . . . . . . .15d (_)Yes (X)No

  e Was there any loan or extension of credit by the plan to the employer, any fiduciary, any of the five most
    highly paid employees of the employer, any owner of a 10% or more interest in the employer, or relatives of
    any such persons?. . . . . . . . . . . . . . . . .15e (_)Yes (X)No

  f Did the plan acquire or hold any employer security or employer real property?15f (_)Yes (X)No

  g Has the plan granted an extension on any delinquent loan owed to the plan?15g (_)Yes (X)No

  h Were any participant contributions transmitted to the plan more than 31 days after receipt or withholding by the
    employer?. . . . . . . . . . . . . . . . . . . . .15h (_)Yes (X)No

  i Were any loans by the plan or fixed income obligations due the plan classified as uncollectible or in default as of the close of the plan year?. . . . .15i (_)Yes (X)No

  j Has any plan fiduciary had a financial interest in excess of 10% in any party providing services to the plan or received anything of value from any such party?15j (_)Yes (X)No

  k Did the plan at any time hold 20% or more of its assets in any single security, debt, mortgage, parcel of real estate, or partnership/joint venture interests?15k (_)Yes (X)No

  l Did the plan at any time engage in any transaction or series of related transactions involving 20%
    or more of the current value of plan assets? . . .15l (_)Yes (X)No

  m Were there any noncash contributions made to the plan the value of which was set without an appraisal by an independent third party? . . . . . . . . . .15m (_)Yes (X)No

  n Were there any purchases of nonpublicly traded securities by the plan the value of which was set without an appraisal by an independent third party?15n (_)Yes (X)No

  o Has the plan reduced or failed to provide any benefit when due under the plan because of insufficient assets?  . . . . . . . . . . . . . . . . . . . . .15o (_)Yes (X)No
---------------------------------------------------------------------------------------------------------
-----------
16a Is the plan covered under the Pension Benefit Guaranty Corporation termination insurance program?
(_)Yes (X)No
    (_)Not determined

  b If line 16a is "Yes" or "Not determined," enter the employer identification number and the plan number used to
    identify it.
               Employer identification number                       Plan number
---------------------------------------------------------------------------------------------------------
-----------
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
                                                                                                OMB No.
1210-0016
                                                                                               ----------
-----------
SCHEDULE P                          ANNUAL RETURN OF FIDUCIARY
1998
(FORM 5500)                          OF EMPLOYEE BENEFIT TRUST                                 ----------
-----------
Department of the Treasury  > Files as an attachment to Form 5500, 5500-C/R, or 5500-EZ        This Form
is Open to
Internal Revenue Service  > For the Paperwork Reduction Notice, see the Form 5500 instructions.   Public
Inspection

--------------------------------------------------------------------------------------------------------------------
For trust calendar year 1998 or fiscal year beginning                      , 1998 and ending
  , 199__
--------------------------------------------------------------------------------------------------------------------
1a   Name of trustee or custodian

     Intrust Bank, N.A.
--------------------------------------------------------------------------------------------------------------------
 b    Number, street, and room or suite no. (If a P.O. box, see the instructions for Form 5500, 500-C/R, or 500-EZ.)

      Box One
--------------------------------------------------------------------------------------------------------------------
 c    City or town, state, and ZIP Code

      Wichita, KS  67201-5001
--------------------------------------------------------------------------------------------------------------------
2a    Name of trust                                                        b  Trust's employer
identification number
      Railroad Savings Bank, F.S.B. 401(k) Savings and Profit Sharing Trust        48 1113510
--------------------------------------------------------------------------------------------------------------------
3     Name of plan if different from name of trust
      Railroad Savings Bank, F.S.B. 401(k) Savings
      and Profit Sharing Plan
--------------------------------------------------------------------------------------------------------------------
4     Have you furnished the participating employee benefit plan(s) with the trust financial information required to be reported by the plan(s)?. . . . . [x] Yes  [_] No
--------------------------------------------------------------------------------------------------------------------
5     Enter the plan sponsor's employer identification number as shown of Form 5500,
      5500-C/R, or 5500-EZ. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47 0130810
--------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I declare that I have examined this schedule, and to the best of my knowledge and under it is true, contract, and complete.


Signature of fiduciary   /s/ Lee Anne Thompson          AVP & To          Date   7-20-99
--------------------------------------------------------------------------------------------------------------------
INSTRUCTIONS
Section references are to the Internal Revenue Code.

PURPOSE OF FORM
You may use this schedule to satisfy the requirements under section 6033(a) for an annual information return from every section 401(a) organization exempt from tax under section 501(a).

      Filing this form will start the running of the statute of limitations under section 6501(a)
for any trust described in section 401(a), which is exempt from tax under section 501(a).

WHO MAY FILE
1.  Every trustee of a trust created as part of an employee benefit plan as described in section
401(a).

2.  Every custodian of a custodial account described in section 401(f).

HOW TO FILE
File Schedule P (Form 5500) for the trust year ending with or with any participating plan's plan year.
Attach it to the Form 5500, 5500-C/R, or 5500-EZ filed by the plan for that plan year.  A separately filed Schedule P (Form 5500) will not be adopted.

If the trust or custodial account is used by more than one plan, file one Schedule P (Form 5500).
If a plan uses more that one trust, or custodial account for its funds, file one Schedule P (Form
5500) for each trust or custodial account.

TRUST'S EMPLOYER IDENTIFICATION NUMBER

Enter the trust employer identification number (EIN) assigned to the employee benefit trust or custodial account, if one has been issued to you.  The trust EIN should be used for transactions conducted for the trust.  If you do not have a trust EIN, enter the EIN you would use on Form
1099-R to report distributions from employee benefit plans and on Form 945 to report withheld amounts of income tax from those payments.
NOTE:  Trustees who do not have an EIN may apply for one on FORM SS-4, Application for Employer
Identification Number.  You must be consistent and use the same EIN for all trust reporting purposes.

SIGNATURE
The fiduciary (trustee or custodian) must sign this schedule.  If there is more than one fiduciary, the fiduciary authorized by the others may sign.

OTHER RETURNS AND FORMS THAT MAY BE REQUIRED
 .   FORM 990-T - For trusts described in section 401(a), a tax is imposed on income derived from business that is unrelated to the purpose for which the trust received a tax exemption.  Report this income and tax on FORM 990-T, Exempt Organization Business Income Tax Return.  (See sections
511 through 514 and the related regulations.)

 .    Form 1099-R   If you made payments or distributions to individual beneficiaries of a plan, report those payments on Form 1099-R. (See the instructions for Forms 1099, 1098, 5498, and W-
2G.)

FORM 945 - If you made payments or distributions to individual beneficiaries of a plan, you may be required to withhold income tax from those payments.  Use Form 945, Annual Return of Withheld
Federal Income Tax, to report taxes withheld from nonpayroll items.  (See Circular E, Employer's
Tax Guide (Pub. 15), for more information.)
------------------------------------------------------------------------------------------------------------
                                       MGA                                             Schedule P (Form
5500) 1998
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
    OMB No. 1210-0016
SCHEDULE SSA                    ANNUAL REGISTRATION STATEMENT IDENTIFYING SEPARATED                   ---
--------------
(Form 5500)                          PARTICIPANTS WITH DEFERRED VESTED BENEFITS
    1998
                                 Under Section 6057(a) of the Internal Revenue Code               -------
----------
                                     File as an attachment to Form 5500 or 5500-C/R               This
Form is NOT
Department of the Treasury   For Paperwork Reduction Act Notice-, see the instructions for        Open to
Public
Internal Revenue Service                       Form 5500 or 5500-C/R
Inspection
--------------------------------------------------------------------------------------------------------------------
For the calendar year 1998 or fiscal year beginning                  , 1998 and pending
   ,19
--------------------------------------------------------------------------------------------------------------------
1a  Name of plan sponsor (employer if for a single employer plan)      1b Sponsor's employer
identification number (EIN)
    Commercial Federal Bank                                                     47 0130810
--------------------------------------------------------------------------------------------------------------------
2a  Name of plan Railroad Savings Bank, F.S.B. 401(k) Savings                           2b  Three digit
    and Profit Sharing Plan                                                                  plan number
    001    ----------------------------------------------------------------------------------------------
----------------------
3   Enter one of the following Entry Codes in column (a) for each separated participant with deferred vested
    benefits that:
    Code A - has not previously been reported.
    Code B - has previously been reported under the above plan number but requires revisions to the information
             previously reported.
    Code C - has previously been reported under another plan number but will be receiving their benefits from the
             plan listed above instead.
    Code D - has previously been reported under the above plan number but is no longer entitled to those deferred
             vested benefits.
--------------------------------------------------------------------------------------------------------------------
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
                 USE WITH ENTRY CODE                             USE WITH ENTRY CODE
                "A","B","C",or "D"                                 "A" or "B"
----------------------------------------------------------------------------------------------------------
                                                 Enter Code for
                                                   nature and              Amount of vested benefit
  (a)           (b)                (c)              form of         -------------------------------------
-
Entry Code|Social Security| Name of participant     benefit         |               |      Defined
|
  Code    |    number     |                     --------------------|    (f)        | contribution plan
|
          |               |                     | (d)    |    (b)   |Defined benefit| -------------------
-
          |               |                     |Type of |  Payment |plan - periodic|   (g)   |    (h)
|
          |               |                     |annuity | frequency|   payment     |Units or |   Total
|
          |               |                     |        |          |               | Shares  |  value
of|
          |               |                     |        |          |               |         |
account|
----------------------------------------------------------------------------------------------------------
A         | ###-##-####   |Richard Carpenter    |   A    |    A     |          0    |    0    |   8,479
|
A         | ###-##-####   |Janice M. Corcoran   |   A    |    A     |          0    |    0    |      28
|
A         | ###-##-####   |Marilyn J. Neill     |   A    |    A     |          0    |    0    |   1,788
|
A         | ###-##-####   |Nedra Ybarra         |   A    |    A     |          0    |    0    |   4,278
|
D         | ###-##-####   |Elizabeth Campbell   |        |          |               |         |
|
D         | ###-##-####   |Debbie Sandell       |        |          |               |         |
|
----------------------------------------------------------------------------------------------------------

                          ---------------------------------
                                USE WITH ENTRY CODES
                                         "C"
                          --------------------------------
                              (I)             |    (j)
                          Previous sponsor's  |  Previous
                              employer        |    plan
                           identification     |   number
                               number         |
                          --------------------------------
Richard Carpenter
Janice M. Corcoran
Marilyn J. Neill
Nedra Ybarra
Elizabeth Campbell
Debbie Sandell
----------------------------------------------------------------------------------------------------------

[  ]   Check here if additional participants are shown on attachments.  All statements must include the sponsor's
       name, EIN, name of plan, plan number, and column identification letter for each column completed for
       line 3.
----------------------------------------------------------------------------------------------------------
[  ]   Check here if plan is a government, church or other plan that elects to voluntarily file Schedule
SSA.
       If so, complete lines 4 through 5c, and the signature area.  Otherwise, complete the signature area
       only.
----------------------------------------------------------------------------------------------------------
4      Plan sponsor's address (number, street, and room or suite no.)  (If a P.O. box, see the instructions
       for line 4.)

----------------------------------------------------------------------------------------------------------
       City or town, state, and Zip code

----------------------------------------------------------------------------------------------------------
5a     Name of plan administrator (if other than sponsor)           | 5b  Administartor's EIN
                                                                    |
----------------------------------------------------------------------------------------------------------
5c     Number, street, and room or suite no.  (If a P.O. box, see the Instructions for line 4.)

----------------------------------------------------------------------------------------------------------
       City or town, state, and Zip code

----------------------------------------------------------------------------------------------------------
Under penalties or perjury, I declare that I have examined this report, and to the best of my knowledge and belief, it is true, correct, and complete.

Signature of plan administrator > . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Phone number of plan administrator >  (402) 390-5246                               Date >
----------------------------------------------------------------------------------------------------------
                                     MGA                                  Schedule SSA (Form 5500) (1998)

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